PROSPECTUS

FRANKLIN
SMALL CAP
GROWTH FUND

INVESTMENT STRATEGY
GROWTH

CLASS A & C

SEPTEMBER 1, 1998  AS AMENDED JANUARY 1, 1999

FRANKLIN STRATEGIC SERIES

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

This prospectus describes the fund's Class A and C shares. The fund currently offers another share class with a different sales charge and expense structure, which affects performance.

To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated September 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, or to receive a free copy of the prospectus for the fund's other share class, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAP-PROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PRO- SPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FRANKLIN SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


TABLE OF CONTENTS

ABOUT THE FUND

Risk/Return Summary ..............................................        2
Financial Highlights .............................................        6
How Does the Fund Invest Its Assets?..............................        8
What Are the Risks of Investing in the Fund? .....................       12
Who Manages the Fund? ............................................       15
How Taxation Affects the Fund and Its Shareholders ...............       18
How Is the Trust Organized? ......................................       20

ABOUT YOUR ACCOUNT

How Do I Buy Shares? .............................................       21
May I Exchange Shares for Shares of Another Fund? ................       29
How Do I Sell Shares? ............................................       32
What Distributions Might I Receive From the Fund? ................       35
Transaction Procedures and Special Requirements ..................       36
Services to Help You Manage Your Account..........................       40
What If I Have Questions About My Account?........................       43

GLOSSARY

Useful Terms and Definitions .....................................       43

FRANKLIN
SMALL CAP
GROWTH FUND

September 1, 1998
as amended January 1, 1999

When reading this prospectus, you will
see certain terms beginning with capital letters. This means the term is explained in our glossary section.

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN(R)


ABOUT THE FUND

RISK/RETURN SUMMARY

1.   WHAT IS THE FUND'S GOAL?

Franklin Small Cap Growth Fund seeks long-term capital growth.

2.   WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

     o PRINCIPAL INVESTMENTS. The fund invests primarily in common stock equity securities of small capitalization ("small cap") growth companies, which have market cap values (share price times the number of common stock shares outstanding) of less than $1.5 billion. Equity securities also include preferred stocks, securities convertible into common stocks, and warrants for the purchase of common stocks.

     o OTHER INVESTMENTS. The fund may also invest a smaller portion of its assets in equity securities of larger growth companies. Although the fund's policies permit greater investment, currently, the fund will not invest more than 10% of its total assets in foreign securities, including those of developing markets issuers. The fund may also invest, to a limited extent, in real estate investment trusts, in illiquid securities, and engage in other investment strategies. The fund may invest in cash or short-term investments for liquidity or, without limit, for temporary defensive purposes.

     o PORTFOLIO SELECTION. Advisers will choose small cap companies that it believes are positioned for rapid growth in revenues, earnings or assets, and that it can acquire at a price it believes to be reasonable. Advisers looks for companies it believes exhibit leadership in growing markets or have distinct and sustainable competitive advantages, such as a particular marketing or product niche. Advisers strives to avoid overly speculative issues, such as those based on unproven technology. Advisers uses a disciplined "bottom up" approach to stock selection, blending fundamental and quantitative analysis. Advisers diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

     FOR MORE INFORMATION ABOUT THE FUND'S INVESTMENTS, PLEASE REVIEW THE FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS TO SHAREHOLDERS. IN THE FUND'S ANNUAL REPORT YOU WILL FIND A DISCUSSION OF MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR. YOU MAY OBTAIN THESE FREE REPORTS BY CALLING FUND INFORMATION.

3.   WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

The main risks, affecting the value of the fund's shares, are those common to all managed smaller company stock investments.

     o STOCKS. Common stocks and other equities represent ownership interests in individual companies. Stocks tend to rise and fall more dramatically than other asset classes over the shorter term. These price movements may result from factors affecting individual companies, or factors affecting the securities market as a whole. Growth stock prices reflect projections of future earnings or revenues and can, therefore, fall dramatically if the company fails to meet those projections.

     o SMALLER COMPANIES. Historically, smaller company stocks have generally experienced greater price swings than, and have fluctuated independently from, larger company stocks. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain than those of larger, more established companies. For example, smaller companies may have limited financial resources, product lines or market share; they may lack depth of management; they may be in new industries; or they may not find an established market for their products or services, or their products or services may become quickly obsolete. Small cap companies may suffer significant losses and investments in these companies may be speculative. In particular, smaller companies in the technology or biotechnology industries can be subject to abrupt or erratic price movements.

     o MANAGEMENT. Individual and worldwide stock markets, interest rates, and currency valuations have both increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times, and Advisers may not correctly anticipate or respond to these changes.

     In  addition  to  the  main  risks,  the  fund's   investments  in  foreign
     securities, particularly those of developing markets issuers, involve special risks including changing currency values which increase or decrease the fund's returns from its foreign portfolio holdings, and social, political, and economic uncertainty.

     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU MAY LOSE MONEY BY INVESTING IN THE FUND; YOUR INVESTMENT IS NOT GUARANTEED.

PAST RESULTS

The bar chart and table show the historical variability (or volatility) of the fund's returns on a year by year basis, and its average annual total returns compared to a broad-based securities index. They may provide some indication of the risks of investing in the fund. Of course, past performance cannot predict or guarantee future results. Moreover, this has been a period of generally rising securities prices, which may not be sustained in the future.

FRANKLIN SMALL CAP GROWTH FUND - CLASS A
Calendar Year Total Returns*
1993 - 1997

         21.77%       9.22%      42.20%      27.07%      15.78%
          1993        1994        1995        1996        1997

Best Quarter                Q2 '97        +18.69%
WORST QUARTER               Q1 '97         -9.12%

                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS                              PAST        PAST      INCEPTION
FOR THE PERIODS ENDED DECEMBER 31, 1997                  1 YEAR      5 YEARS     2/14/92
------------------------------------------------------------------------------------------
Franklin Small Cap Growth Fund - Class A**.......         9.15%       21.27%      19.95%
Russell 2500 Index***............................        24.36%       17.59%      16.53%
S&P 500***.......................................        33.36%       20.27%      18.72%

                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS                              PAST        PAST      INCEPTION
FOR THE PERIOD ENDED DECEMBER 31, 1997                   1 YEAR      5 YEARS     10/2/95
------------------------------------------------------------------------------------------
Franklin Small Cap Growth Fund - Class C****             12.74%        N/A        18.18%

All figures assume reinvestment of dividends and capital gains. Past expense reductions by Advisers increased returns.

*Sales loads are not reflected in the bar chart returns; if they had been reflected, returns would be lower. The year-to-date return as of June 30, 1998 was 6.06% for Class A.
**These figures have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.
***Source: Standard & Poor's Micropal. The Standard & Poor's(R) 500 Stock Index (S&P 500(R)) is an index of widely held common stocks, whereas the Russell 2500 Index(R) is an index of 2,500 companies with small market capitalizations.
Please remember one cannot invest directly in an index, nor is an index representative of the fund's portfolio.
****These figures include the 1% initial sales charge and 1% Contingent Deferred Sales Charge to the extent applicable. Class C shares have higher annual fees and expenses than Class A shares.

4.   WHAT ARE THE FUND'S FEES AND EXPENSES?

     This table is designed to help you understand the costs of investing in the fund. It is based on the historical expenses of each class for the fiscal year ended April 30, 1998. The fund's future expenses may vary.

     SHAREHOLDER FEES
     (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          CLASS A 1     CLASS C 1
     ---------------------------------------------------------------------------

     Maximum Sales Charge (Load)
     (as a percentage of Offering Price)........         5.75%          1.99%
     Paid at time of purchase ..................         5.75%          1.00%
     Paid at redemption.........................         None*          0.99%**

     See "How Do I Buy Shares?" and "How Do I Sell Shares? - Contingent Deferred Sales Charge" for an explanation of how and when these sales charges apply.

     ANNUAL FUND  OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)      CLASS A       CLASS C
     ---------------------------------------------------------------------------

     Management Fees............................         0.46%          0.46%
     Distribution and Service (12b-1) Fees+ ....         0.25%          1.00%
     Other Expenses.............................         0.18%          0.18%
                                                        ---------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES.......         0.89%          1.64%
                                                        =====================

     EXAMPLE

     This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. This is not a representation of past or future expenses. You would pay the following expenses on a $10,000 investment, assuming a 5% annual return and sale of your shares at the end of each period.

                           1 YEAR      3 YEARS     5 YEARS    10 YEARS
     ---------------------------------------------------------------------------

     CLASS A ...........    $661++      $843       $1,040      $1,608
     CLASS C ...........    $363        $612         $983      $2,024

     For the same Class C investment, you would pay projected expenses of $265 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

     1Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
     *Except for (1) purchases of $1 million or more that you sell within one year, and (2) purchases by certain retirement plans made without a front-end sales charge.
     **The charge is 1% of the value of shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same.
     +Because of the Rule 12b-1 fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted front-end sales charge. ++Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the fund's independent auditor. The audit report covering each of the most recent five years appears in the Trust's Annual Report to Shareholders for the fiscal year ended April 30, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.

                                                                              CLASS A
                                         ------------------------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                         ------------------------------------------------------------------------------
                                               1998       1997       1996       1995       1994       1993       1992 1
                                         ------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year            $18.96     $19.75     $14.90      $12.75     $10.22     $9.58      $10.00
                                         ------------------------------------------------------------------------------

Income from investment operations:
 Net investment income                           .07        .03        .01         .03        .03       .07         .04
 Net realized and unrealized gains              7.92        .04       6.23        3.14       2.94       .66        (.46)
                                         ------------------------------------------------------------------------------

Total from investment operations                7.99        .07       6.24        3.17       2.97       .73        (.42)
                                         ------------------------------------------------------------------------------

Less distributions from:
 Net investment income                          (.09)      (.06)      (.01)       (.02)      (.04)     (.09)          -
 Net realized gains                             (.93)      (.80)     (1.38)      (1.00)      (.40)        -           -
                                         ------------------------------------------------------------------------------

Total distributions                            (1.02)      (.86)     (1.39)      (1.02)      (.44)     (.09)          -
                                         ------------------------------------------------------------------------------

Net asset value, end of year                  $25.93     $18.96     $19.75      $14.90     $12.75    $10.22       $9.58
                                         ==============================================================================

Total return*                                  43.09%      0.14%     44.06%      27.05%     29.26%     7.66%     (19.96)%**

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)              $3,957,972  $1,071,352  $444,912   $63,010    $23,915     $6,026    $1,268

Ratios to average net assets:
 Expenses                                        .89%       .92%       .97%        .69%       .30%        -           -
 Expenses excluding waiver and
  payments by affiliate                          .89%       .92%      1.00%       1.16%      1.58%     1.95%       1.74%**
 Net investment income                           .32%       .10%       .09%        .25%       .24%      .84%       2.45%

Portfolio turnover rate                        42.97%     55.27%     87.92%     104.84%     89.60%    63.15%       2.41%

Average commission rate paid***                 $.0535     $.0499     $.0505         -          -         -           -



                                                                                 CLASS C
                                                                           YEAR ENDED APRIL 30,
                                                                     1998          1997          1996 2
                                                                  ----------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year.......................           $18.78        $19.66         $17.94
                                                                  ----------------------------------------

Income from investment operations:
 Net investment income (loss)............................             (.02)         (.05)          (.03)
 Net realized and unrealized gains (losses) .............             7.76          (.03)          2.71
                                                                  ----------------------------------------

Total from investment operations.........................             7.74          (.08)          2.68
                                                                  ----------------------------------------

Less distributions from:
 Net realized gains......................................             (.93)         (.80)          (.96)
                                                                  ----------------------------------------

Total distributions .....................................             (.93)         (.80)          (.96)
                                                                  ----------------------------------------

Net asset value, end of year.............................           $25.59        $18.78         $19.66
                                                                  ========================================

Total return*............................................            42.06%         (.65%)        15.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................          $731,707       $146,164       $24,102

Ratios to average net assets:
 Expenses................................................             1.64%         1.69%          1.76%**
 Net investment loss ....................................             (.42%)        (.70%)         (.69%)**

Portfolio turnover rate .................................            42.97%        55.27%         87.92%

Average commission rate paid***..........................             $.0535        $.0499         $.0505

1For the period February 14, 1992 (effective date) to April 30, 1992.
2For the period October 1, 1995 (effective date) to April 30, 1996.
*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.

HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The investment goal of the fund is long-term capital growth. This goal is fundamental, which means that it may not be changed without shareholder approval.

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund tries to achieve its investment goal by investing primarily in equity securities of small capitalization growth companies.

The fund may also invest up to 35% (measured at the time of purchase) of its total assets in any combination of

o    equity  securities  of  larger  capitalization   companies  which  Advisers
     believes have strong growth potential, and

o relatively well-known, larger companies in mature industries which Advisers believes have the potential for capital appreciation,

if the investment presents a favorable investment opportunity consistent with the fund's investment goal.

The fund may invest up to 5% of its total assets in corporate debt securities that Advisers believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the fund's investment goal of capital growth.

EQUITY  SECURITIES  generally  entitle the holder to  participate in a company's
general  operating  results.   These  include  common  stock,  preferred  stock,
convertible securities, or warrants.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes, and debentures.

The fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The fund will invest in securities rated B or above by Moody's or S&P, or in unrated securities of comparable quality. The fund will not invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's). Please see the SAI for more details on the risks associated with lower-rated securities.

SMALL COMPANIES. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of small capitalization growth companies. In general, companies in which the fund will invest have a market capitalization of less than $1.5 billion at the time of the fund's investment. Market capitalization is the total market value of a company's outstanding common stock. The securities of small capitalization companies are traded on the NYSE and American Stock Exchange and in the over-the-counter market.

In selecting these securities for the fund's portfolio, Advisers identifies companies with relatively small market capitalization that Advisers believes are positioned for rapid growth in revenues or earnings and assets. Advisers believes that the securities of such companies may experience significant capital appreciation. Small companies often pay no dividends, and current income is not a factor in the selection of stocks.

The fund tries to provide investors with potentially greater long-term rewards by investing in securities of small companies that may offer greater potential for capital appreciation. Advisers will select small company equity securities for the fund based on the financial strength of the company, the expertise of management, the growth potential of the company within its industry, and the growth potential of the industry itself.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS. The fund may invest up to 25% of its total assets in foreign securities, including those of developing or undeveloped markets, and sponsored or unsponsored American, European, and Global Depositary Receipts. The fund currently intends to limit its investments in foreign securities to 10% of its total assets. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

GENERAL. The fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The fund may invest in any industry, although it will not concentrate (invest more than 25% of its total assets) in any one industry. The fund will not invest in securities issued without stock certificates or comparable stock documents. The fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation.

Please see the SAI for more details on the types of securities in which the fund invests.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. The fund may invest its cash temporarily in short-term debt instruments, including U.S. government securities, CDs, high-grade commercial paper, repurchase agreements, and other money market equivalents, and the shares of money market funds managed by Advisers that invest primarily in short-term debt securities. The fund will only make these temporary investments with cash it holds to maintain liquidity or pending investment. In the event of a general decline in the market prices of stocks in which the fund invests, or when Advisers anticipates such a decline, the fund may invest its portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in short-term debt instruments.

REPURCHASE AGREEMENTS. The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. The fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the fund's obligation under the agreement, including accrued interest, in a segregated account with the fund's custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

OPTIONS AND FUTURES. The fund may write (sell) covered put and call options and buy put and call options on securities and securities indices that trade on securities exchanges and in the over-the-counter market. An option on a security is a contract that allows the buyer of the option the right to buy or sell a specific security at a stated price during the option's term. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash in an amount equal to the difference between the index's closing price and the option's exercise price. The fund will not engage in any stock options or stock index options if the premiums it paid for such options exceed 5% of its total assets.

The fund may buy and sell futures and options on futures with respect to securities, indices, and currencies. The fund may also sell futures and options to "close out" futures and options it has purchased, and it may buy futures and options to "close out" futures and options it has sold. The fund will not enter into any futures contracts or related options (except for closing transactions) if, immediately afterwards, its initial deposits and premiums on open contracts and options would exceed 5% of its total assets (at current value).

Options, futures and options on futures are generally considered "derivative securities."

SECURITIES LENDING. To generate additional income, the fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 20% of the value of the fund's total assets measured at the time of the most recent loan. For each loan, the borrower must maintain collateral with the fund's custodian with a value at least equal to 100% of the current market value of the loaned securities.

CONVERTIBLE SECURITIES. The fund may invest in convertible securities, including enhanced convertible securities. A convertible security generally is a preferred stock or debt security that pays dividends or interest and may be converted into common stock.

BORROWING. As a fundamental policy, the fund does not borrow money or mortgage or pledge any of its assets, except that the fund may enter into reverse repurchase agreements or borrow from banks up to 10% of its total asset value to meet redemption requests and for other temporary or emergency purposes. The fund will not make any additional investments while borrowings exceed 5% of its total assets.

ILLIQUID INVESTMENTS. The fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

TAX CONSIDERATIONS. The fund's investments in options, futures, foreign securities and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the fund and distributed to you. The fund may also be subject to withholding taxes on earnings from certain of its foreign securities. These special tax rules are discussed in the "Additional Information on Distributions and Taxes" section of the SAI.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

There is no assurance that the fund will meet its investment goal.

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock market as a whole.

SMALLER COMPANIES RISK. Historically, smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, they may be developing or marketing new products or services for which markets are not yet established and may never become established, or their products or services may become quickly obsolete. In particular, smaller companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

GROWTH STOCKS RISK. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Because the fund invests in growth stocks, its share price may be more volatile than other types of investments.

FOREIGN SECURITIES RISK. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.

The political, economic and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Some of the countries in which the fund may invest are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

Emerging markets involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions, and risk of loss arising out of the system of share registration and custody.

On July 1, 1997, Hong Kong reverted to the sovereignty of China. As with any major political transfer of power, this could result in political, social, economic, market, or other developments in Hong Kong, China, or other countries that could affect the value of fund investments.

REITS RISK. REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Option transactions and futures contracts are considered derivative investments. To the extent the fund enters into these transactions, their success will depend upon Advisers' ability to predict pertinent market movements.

CONVERTIBLE SECURITIES RISK. A convertible security has risk characteristics of both equity and debt securities. Its value may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

The fund's investments in enhanced convertible securities may involve additional risks. Some of these securities may be less liquid than other securities in the fund's portfolio. As a result, the fund may have difficulty selling such a security at an advantageous time and price. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The fund intends to buy liquid securities, although there can be no assurance that the fund will always be able to do so.

MARKET AND CURRENCY RISK. If there is a general market decline in any country where the fund is invested, the fund's share price may also decline. Changes in currency valuations will also affect the value of what the fund owns, and thus the price of fund shares. The value of stock markets and currency valuations throughout the world have increased and decreased in the past. These changes are unpredictable.

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors Advisers considers.

Advisers will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. Advisers, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations. The Board also monitors the fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers manages the fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $208 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the fund's portfolio is: Mr. Jamieson since inception, Mr. McCarthy since 1993 and Mr. O'Connell since September 1998.

Edward B. Jamieson
Executive Vice President of Advisers

Mr. Jamieson holds a Master's degree in Accounting and Finance from the University of Chicago Graduate School of Business and a Bachelor of Arts degree from Bucknell University. He has been with the Franklin Templeton Group since 1987.

Michael McCarthy
Vice President of Advisers

Mr. McCarthy holds a Bachelor of Arts degree in History from the University of California at Los Angeles. He has been with the Franklin Templeton Group since 1992.

Aidan O'Connell
Portfolio Manager of Advisers

Mr. O'Connell holds a Master of Business Administration degree in Finance from the University of Pennsylvania, a Master of Arts degree in International Relations from Johns Hopkins University and a Bachelor of Arts degree from Dartmouth College. Before joining the Franklin Templeton Group in May 1998, Mr. O'Connell was a Research Associate (1991-1993) and a Corporate Finance Associate (1996-1997) at Hambrecht & Quist.

MANAGEMENT FEES. During the fiscal year ended April 30, 1998, management fees totaling 0.46% of the average daily net assets of the fund were paid to Advisers. Total expenses, including fees paid to Advisers, were 0.89% for Class A and 1.64% for Class C.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the fund. During the fiscal year ended April 30, 1998, administration fees totaling 0.09% of the average daily net assets of the fund were paid to FT Services. These fees are paid by Advisers. They are not a separate expense of the fund. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by Advisers, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

Advisers and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and Advisers may have no control.

THE RULE 12B-1 PLANS

Each class has a separate distribution or "Rule 12b-1" plan under which the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the fund under the Class A plan may not exceed 0.25% per year of Class A's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class C plan, the fund may pay Distributors up to 0.75% per year of Class C's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class C expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class C shares, Securities
Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.25% per year of Class C's average daily net assets under the Class C plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

TAXATION OF THE FUND'S INVESTMENTS

                                             --------------------------------------------
The fund invests your money in the stocks,   HOW DOES THE FUND EARN
bonds and other securities that are          INCOME AND GAINS?
described in the section "How Does the Fund
Invest Its Assets?" Special tax rules may    The fund earns dividends and interest (the
apply in determining the income and gains    fund's "income") on its investments. When
that the fund earns on its investments.      the fund sells a security for a price that
These rules may, in turn, affect the amount  is higher than it paid, it has a gain.
of distributions that the fund pays to you.  When the fund sells a security for a price
These special tax rules are discussed in     that is lower than it paid, it has a loss.
the SAI.                                     If the fund has held the security for more
                                             than one year, the gain or loss will be a
TAXATION OF THE FUND. As a regulated         long-term capital gain or loss. If the
investment company, the fund generally pays  fund has held the security for one year or
no federal income tax on the income and      less, the gain or loss will be a
gains that it distributes to you.            short-term capital gain or loss. The
                                             fund's gains and losses are netted
                                             together, and, if the fund has a net gain
                                             (the fund's "gains"), that gain will
                                             generally be distributed to you.
                                             --------------------------------------------

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the fund's investments in foreign securities. These taxes will reduce the amount of the fund's distributions to you.

TAXATION OF SHAREHOLDERS
                                             --------------------------------------------
DISTRIBUTIONS. Distributions from the fund,  WHAT IS A DISTRIBUTION?
whether you receive them in cash or in
additional shares, are generally subject to  As a shareholder, you will receive your
income tax. The fund will send you a         share of the fund's income and gains on
statement in January of the current year     its investments in stocks and other
that reflects the amount of ordinary         securities. The fund's income and
dividends, capital gain distributions and    short-term capital gains are paid to you
non-taxable distributions you received from  as ordinary dividends. The fund's
the fund in the prior year. This statement   long-term capital gains are paid to you as
will include distributions declared in       capital gain distributions. If the fund
December and paid to you in January of the   pays you an amount in excess of its income
current year, but which are taxable as if    and gains, this excess will generally be
paid on December 31 of the prior year. The   treated as a non-taxable distribution.
IRS requires you to report these amounts on  These amounts, taken together, are what we
your income tax return for the prior year.   call the fund's distributions to you.
                                             --------------------------------------------

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the fund.

                                             --------------------------------------------
REDEMPTIONS AND EXCHANGES. If you redeem     WHAT IS A REDEMPTION?
your shares or if you exchange your shares
in the fund for shares in another Franklin   A redemption is a sale by you to the fund
Templeton Fund, you will generally have a    of some or all of your shares in the fund.
gain or loss that the IRS requires you to    The price per share you receive when you
report on your income tax return. If you     redeem fund shares may be more or less
exchange fund shares held for 90 days or     than the price at which you purchased
less and pay no sales charge, or a reduced   those shares. An exchange of shares in the
sales charge, for the new shares, all or a   fund for shares of another Franklin
portion of the sales charge you paid on the  Templeton Fund is treated as a redemption purchase of the shares you exchanged is not  of fund shares and then a purchase of
included in their cost for purposes of       shares of the other fund. When you redeem
computing gain or loss on the exchange. If   or exchange your shares, you will
you hold your shares for six months or       generally have a gain or loss, depending
less, any loss you have will be treated as   upon whether the amount you receive for
a long-term capital loss to the extent of    your shares is more or less than your cost
any capital gain distributions received by   or other basis in the shares.
you from the fund. All or a portion of any
loss on the redemption or exchange of your
shares will be disallowed by the IRS if you
purchase other shares in the fund within 30
days before or after your redemption or
exchange.
                                             --------------------------------------------

U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The fund will provide you with information at the end of each calendar year on the amount of such dividends that may qualify for exemption from reporting on your individual income tax returns.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

                                             --------------------------------------------
Backup Withholding. When you open an         WHAT IS A BACKUP
account, IRS regulations require that you    WITHHOLDING?
provide your taxpayer identification number
("TIN"), certify that it is correct, and     Backup withholding occurs when the fund is
certify that you are not subject to backup   required to withhold and pay over to the
withholding under IRS rules. If you fail to  IRS 31% of your distributions and
provide a correct TIN or the proper tax      redemption proceeds. You can avoid backup
certifications, the fund is required to      withholding by providing the fund with
withhold 31% of all the distributions        your TIN, and by completing the tax
(including ordinary dividends and capital    certifications on your shareholder
gain distributions), and redemption          application that you were asked to sign
proceeds paid to you. The fund is also       when you opened your account. However, if
required to begin backup withholding on      the IRS instructs the fund to begin backup
your account if the IRS instructs the fund   withholding, it is required to do so even
to do so. The fund reserves the right not    if you provided the fund with your TIN and
to open your account, or, alternatively, to  these tax certifications, and backup redeem your shares at the current Net Asset  withholding will remain in place until the
Value, less any taxes withheld, if you fail  fund is instructed by the IRS that it is
to provide a correct TIN, fail to provide    no longer required.
the proper tax certifications, or the IRS
instructs the fund to begin backup
withholding on your account.
                                             --------------------------------------------

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS
SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR
FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE
DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION
ENTITLED "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI.

HOW IS THE TRUST ORGANIZED?

The fund is a diversified series of Franklin Strategic Series (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC. The fund offers three classes of shares: Franklin Small Cap Growth Fund - Class A, Franklin Small Cap Growth Fund - Class C and Franklin Small Cap Growth Fund - Advisor Class. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the Board to consider the removal of a Board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by the Board in its discretion.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE FUND DOES NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1.   Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

     o  To open a regular, non-retirement account................    $1,000

     o  To open an IRA, IRA Rollover, Roth IRA, or Education IRA.    $  250*

     o  To open a custodial account for a minor
        (an UGMA/UTMA account)...................................    $  100

     o  To open an account with an automatic investment plan.....    $   50**

     o  To add to an account.....................................    $   50***

     *For all other retirement accounts, there is no minimum investment requirement.
     **$25 for an Education IRA.
     ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

     We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed account application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later.

     PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL INVEST YOUR PURCHASE IN CLASS A SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.   Make your investment using the table below.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------
BY MAIL                 For an initial investment:

                          Return the application to the fund with
                          your check made payable to the fund.

                        For additional investments:

                          Send a check made payable to the fund.
                          Please include your account number on the
                          check.
------------------------------------------------------------------------------
BY WIRE                 1. Call Shareholder Services or, if that number is
                           busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                        2. For an initial investment you must also return
                           your signed account application to the fund.

                        IMPORTANT DEADLINES: If we receive your call before
                        1:00 p.m. Pacific time and the bank receives the
                        wired funds and reports the receipt of wired funds to
                        the fund by 3:00 p.m. Pacific time, we will credit
                        the purchase to your account that day. If we receive
                        your call after 1:00 p.m. or the bank receives the
                        wire after 3:00 p.m., we will credit the purchase to
                        your account the following business day.
------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your financial representative can help you decide.

CLASS A*                                  CLASS C*
--------------------------------------------------------------------------------
o Front-end sales charge of 5.75% or      o Front-end sales charge of 1%
  less

o Contingent Deferred Sales Charge of     o Contingent Deferred Sales Charge of
  1% on purchases of $1 million or          1% on shares you sell within 18
  more sold within one year                 months

o Lower annual expenses than Class C      o Higher annual expenses than Class A
  due to lower Rule 12b-1 fees              due to higher Rule 12b-1 fees.

o No maximum purchase amount              o Maximum purchase amount of $999,999.
                                            We invest any investment of $1
                                            million or more in Class A shares,
                                            since there is no front-end sales
                                            charge and Class A's annual expenses
                                            are lower.

*Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.

PURCHASE PRICE OF FUND SHARES

For Class A shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class C shares is 1% and, unlike Class A, does not vary based on the size of your purchase.

                                    TOTAL SALES CHARGE           AMOUNT PAID
                                    AS A PERCENTAGE OF            TO DEALER
                                  -----------------------            AS A
AMOUNT OF PURCHASE                OFFERING     NET AMOUNT       PERCENTAGE OF
AT OFFERING PRICE                  PRICE        INVESTED        OFFERING PRICE
-------------------------------------------------------------------------------

CLASS A
Under $50,000................       5.75%         6.10%            5.00%
$50,000 but less than $100,000      4.50%         4.71%            3.75%
$100,000 but less than $250,000     3.50%         3.63%            2.80%
$250,000 but less than $500,000     2.50%         2.56%            2.00%
$500,000 but less than $1,000,000   2.00%         2.04%            1.60%
$1,000,000 or more*..........       None          None             None

CLASS C
Under $1,000,000*............       1.00%         1.01%            1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more and any Class C purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS A ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class A purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS A ONLY. You may buy Class A shares at a reduced sales charge by completing the Letter of Intent section of the account application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class A shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE ACCOUNT APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS A ONLY. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class A shares of the fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class A shares only, except for items 1 and 2 which also apply to Class C purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class A shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

     If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares.

     Proceeds immediately placed in a Franklin Bank CD also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

     This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

3.   Dividend or capital gain  distributions from a real estate investment trust
     (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

     If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

     If you paid a contingent deferred sales charge when you sold your Class A shares from a Templeton Global Strategy Fund, we will credit your account with the amount of the contingent deferred sales charge paid but a new Contingent Deferred Sales Charge will apply.

     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

Various individuals and institutions also may buy Class A shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

 5. Registered Securities Dealers and their affiliates, for their investment accounts only

 6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

 8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 9.  Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

11.  Group annuity separate accounts offered to retirement plans

12. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class A Only" above to be able to buy Class A shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Franklin Templeton Trust Company, an affiliate of Distributors and a wholly owned subsidiary of Resources, can provide the plan documents for you and serve as custodian or trustee.

Franklin Templeton Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class C purchases and certain Class A purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.   Class A purchases of $1 million or more - up to 1% of the amount invested.

2.   Class C purchases - up to 1% of the purchase price.

3. Class A purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class A purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class A purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class A shares, you may exchange into any of our money funds except Franklin Templeton Money Fund. Franklin Templeton Money Fund is the only money fund exchange option available to Class C shareholders. Unlike our other money funds, shares of Franklin Templeton Money Fund may not be purchased directly and no drafts (checks) may be written on Franklin Templeton Money Fund accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class C shares.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                   1.  Send us signed written instructions

                          2. Include any outstanding share certificates for the shares you want to exchange

------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services or TeleFACTS(R)

                          - If you do not want the ability to exchange by phone to apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative

------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You can exchange shares between most Franklin Templeton Funds, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the front-end sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. The purchase price for determining a Contingent Deferred Sales Charge on exchanged shares will be the price you paid for the original shares.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class A shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class C shares for the same class of shares of Franklin Templeton Money Fund, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

o    You may only exchange shares within the same class, except as noted below.

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Franklin Templeton Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o    The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
     (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Currently, the fund does not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Class Z" shares. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may exchange their Class Z shares for Class A shares of the fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 1.  Send us signed written instructions. If you would
                            like your redemption proceeds wired to a bank account, your instructions should include:

                            o The name, address and telephone number of the
                              bank where you want the proceeds sent

                            o Your bank account number

                            o The Federal Reserve ABA routing number

                            o If you are using a savings and loan or credit
                              union, the name of the corresponding bank and the account number

                        2. Include any outstanding share certificates for the shares you are selling

                        3.  Provide a signature guarantee if required

                        4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                        Telephone requests will be accepted:

                        o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                        o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                        o Unless the address on your account was changed by phone within the last 15 days

                        - If you do not want the ability to redeem by phone to apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH
YOUR DEALER Call your investment representative

------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

FRANKLIN TEMPLETON TRUST COMPANY RETIREMENT PLAN ACCOUNTS

Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

CONTINGENT DEFERRED SALES CHARGE

For Class A purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class A investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class C purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

For each class, we will first redeem any shares in your account that are not subject to a Contingent Deferred Sales Charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o    Account fees

o Sales of Class A shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic  withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's Net Asset Value depending on the frequency of your plan

o Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

o    Returns  of  excess  contributions  (and  earnings,   if  applicable)  from
     retirement plan accounts

o    Participant   initiated   distributions  from  employee  benefit  plans  or
     participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The fund intends to pay a dividend at least semiannually representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

DISTRIBUTION OPTIONS

You may receive your distributions from the fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may reinvest distributions you receive from the fund in additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Please note that distributions may only be directed to an existing account.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive your distributions from the fund in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class C shareholders who chose to reinvest their distributions in Class A shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class C shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

PLEASE INDICATE ON YOUR APPLICATION THE DISTRIBUTION OPTION YOU HAVE CHOSEN, OTHERWISE WE WILL REINVEST YOUR DISTRIBUTIONS IN THE SAME SHARE CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Franklin Templeton Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o    Your name,

o    The fund's name,

o    The class of shares,

o    A description of the request,

o    For exchanges, the name of the fund you are exchanging into,

o    Your account number,

o    The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT  ACCOUNTS.  For accounts  with more than one  registered  owner,  the fund accepts  written  instructions  signed by only one owner  for  transactions  and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)   You wish to sell over $100,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)   We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT         DOCUMENTS REQUIRED
------------------------------------------------------------------------------
CORPORATION             Corporate Resolution
------------------------------------------------------------------------------
PARTNERSHIP             1.  The pages from the partnership agreement that
                            identify the general partners, or

                        2.  A certification for a partnership agreement
------------------------------------------------------------------------------
TRUST                   1.  The pages from the trust document that identify
                            the trustees, or

                        2.    A certification for trust
------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares. If you are interested in this program, please refer to the account application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

AUTOMATIC PAYROLL DEDUCTION - CLASS A ONLY

You may have money transferred from your paycheck to the fund to buy additional Class A shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o    obtain information about your account;

o    obtain price and performance information about any Franklin Templeton Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or Class C accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS. The code number is 198 for Class A and 298 for Class C.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o    Confirmation  and  account  statements  reflecting   transactions  in  your
     account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME             TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------

Shareholder Services        1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services             1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information            1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                            (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services    1-800/527-2020     5:30 a.m. to 5:00 p.m.
Institutional Services      1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)      1-800/851-0637     5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the fund's investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS A, CLASS C AND ADVISOR CLASS - The fund offers three classes of shares, designated "Class A," "Class C," and "Advisor Class." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. The contingency period is 18 months for Class C shares. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DEPOSITARY RECEIPTS - Certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs")

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class A and 1% for Class C. We calculate the offering price to two decimal places using standard rounding criteria.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored  simplified  employee pension plan established under section 408(k) of the Code

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.






                            SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                           Class A - Formerly Class I
                           Class C - Formerly Class II


                        SUPPLEMENT DATED JANUARY 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                         FRANKLIN SMALL CAP GROWTH FUND
                             DATED SEPTEMBER 1, 1998

The Statement of Additional Information is amended as follows:

I. The fund offers three classes of shares: Class A, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The section "Small Companies," found under "How Does the Fund Invest Its Assets? - More Information About the Kinds of Securities the Fund Buys," is replaced with the following:

     SMALL COMPANIES. Small companies are often overlooked by investors or undervalued in relation to their earnings power. Because small companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of relative inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

III. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

IV.  Under "Miscellaneous Information," the following is added:

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.


                Please keep this supplement for future reference.






o  198 *PA3

                        SUPPLEMENT DATED JANUARY 1, 1999
                              TO THE PROSPECTUS OF
                 FRANKLIN SMALL CAP GROWTH FUND - ADVISOR CLASS
                             DATED SEPTEMBER 1, 1998


The prospectus is amended as follows:

I. The first paragraph under "How Does the Fund Invest Its Assets? - What Kinds of Securities Does the Fund Buy? - Small Companies" is replaced with the following:

      SMALL COMPANIES. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of small capitalization growth companies. In general, companies in which the fund will invest have a market capitalization of less than $1.5 billion at the time of the fund's investment. Market capitalization is the total market value of a company's outstanding common stock. The securities of small capitalization companies are traded on the NYSE and American Stock Exchange and in the over-the-counter market.

II. The third paragraph under "How Does the Fund Invest Its Assets? - What Kinds of Securities Does the Fund Buy? - Small Companies" is deleted.

III. The following is added under "What Are the Risks of Investing in the Fund?":

      EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

      The process to establish the euro may result in market volatility. It is not possible to predict the impact of the euro on the business or financial condition of European issuers or on the fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

      Resources has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the fund will not be adversely affected, Advisers and its affiliated service providers are taking steps that they believe are reasonably designed to address the euro issue.

      YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors Advisers considers.

      Advisers will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. Advisers, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

      If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.

IV. The section "Who Manages the Fund? - Management Team" is amended by adding Aidan O'Connell to the management team, effective September 1998, and by adding the following to the end of the section:

      Aidan O'Connell
      Portfolio Manager of Advisers

      Mr. O'Connell holds a Master of Business Administration degree in Finance from the University of Pennsylvania, a Master of Arts degree in International Relations from Johns Hopkins University and a Bachelor of Arts degree from Dartmouth College. Before joining the Franklin Templeton Group in May 1998, Mr. O'Connell was a Research Associate (1991-1993) and a Corporate Finance Associate (1996-1997) at Hambrecht & Quist.

V. The following replaces the section "Year 2000 Issue" under "Who Manages the Fund?":

      YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

      When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by Advisers, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

      Advisers and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and Advisers may have no control.

VI. Under "How Is the Trust Organized?", the fourth sentence in the first paragraph is replaced with the following:

      All shares outstanding before the offering of Advisor Class shares have been designated Franklin Small Cap Growth Fund - Class A and Franklin Small Cap Growth Fund - Class C.

      All references in the prospectus to Class I shares are replaced with Class A.

VII. In step 2 under "How Do I Buy Shares? - Opening Your Account," the minimum investment to add to your account is changed from $25 to $50.

VIII. The section "How Do I Buy Shares in Connection with Retirement Plans?", found under "How Do I Buy Shares?", is replaced with the following:

      HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

      Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

      Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

      Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

IX. Under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions," the third item is replaced with the following:

      o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

X.    In the "By Phone" section of the chart under "How Do I Sell Shares?",

      (a) the first bulleted item is replaced with the following:

      o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

      (b) and the third bulleted item is deleted.

XI. Distribution option 3 in the section "What Distributions Might I Receive From the Fund? - Distribution Options" is replaced with the following:

      3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

XII.  Under "Transaction Procedures and Special Requirements,"

      (a) the section "Joint Accounts" is replaced with the following:

      JOINT ACCOUNTS. For accounts with more than one registered owner, the fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

      Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

      (b) the reference to $50,000 in the section "Signature Guarantees" is replaced with $100,000.

      (c) and the section "Trust Company Retirement Plan Accounts," found under "Telephone Transactions," is deleted.

XIII. Under "Services to Help You Manage Your Account,"

      (a) the second sentence in the section "Automatic Investment Plan" is replaced with the following:

      Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares.

      (b) the second paragraph under "Systematic Withdrawal Plan" is replaced with the following:

      If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

      (c) and the following new section is added after the section "Systematic Withdrawal Plan":

      ELECTRONIC FUND TRANSFERS

      You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

XIV. In the "Useful Terms and Definitions" section, the definition of "Class I, Class II and Advisor Class" is replaced with the following:

      CLASS A, CLASS C AND ADVISOR CLASS - The fund offers three classes of shares, designated "Class A," "Class C" and "Advisor Class." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.


                Please keep this supplement for future reference.






o  198 *SAA1

                        SUPPLEMENT DATED JANUARY 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                 FRANKLIN SMALL CAP GROWTH FUND - ADVISOR CLASS
                             DATED SEPTEMBER 1, 1998


The Statement of Additional Information is amended as follows:

I. The fund offers three classes of shares: Class A, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The section "Small Companies," found under "How Does the Fund Invest Its Assets? - More Information About the Kinds of Securities the Fund Buys," is replaced with the following:

     SMALL COMPANIES. Small companies are often overlooked by investors or undervalued in relation to their earnings power. Because small companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of relative inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

III. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

IV.  Under "Miscellaneous Information," the following is added:

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.


                Please keep this supplement for future reference.